UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

ADVANCED DRAINAGE SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio	43026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 658-0050

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 19, 2021, Advanced Drainage Systems, Inc. (the “Company”) entered into a Shareholder Agreement (the “Shareholder Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with Canada Pension Plan Investment Board, a federal Canadian Crown corporation (“CPPIB”), in connection with CPPIB’s purchase of 3,100,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), from a trust (the “Seller”) controlled by the Company’s Chairman Emeritus, Joseph A. Chlapaty, that included a grant to CPPIB of a first offer over Seller’s remaining shares of Common Stock (the “ROFO”), in a private transaction (the “Sale Transaction”). Under the Shareholder Agreement, the Company waived any consent right it may otherwise have to CPPIB’s acquisition of shares pursuant to the ROFO, if and when exercised. The closing of the Sale Transaction occurred concurrently with the execution of the Shareholder Agreement and Registration Rights Agreement. The Company did not sell any shares of Common Stock in the Sale Transaction or receive any proceeds from the Sale Transaction.

Shareholder Agreement

Pursuant to the Shareholder Agreement, the Company and CPPIB have agreed to certain rights, covenants and obligations, including certain transfer restrictions, pursuant to which CPPIB shall not, directly or indirectly, transfer or permit to transfer any equity securities of the Company (including shares of Common Stock) beneficially owned by CPPIB or any of its affiliates to any person who, to CPPIB’s knowledge, beneficially owns, or would beneficially own after giving effect to such transfer, greater than 9.9% of the outstanding shares of Common Stock. The transfer restrictions are subject to certain exceptions and qualifications as further described in the Shareholder Agreement.

In addition, pursuant to the Shareholder Agreement, the Company and CPPIB have agreed to certain standstill obligations applicable to CPPIB’s Active Equities Group that will apply until the later of (i) two years from the closing of the Sale Transaction or (ii) the date CPPIB’s Active Equities Group no longer beneficially owns at least 5% of the then issued and outstanding Common Stock (the “Standstill Period”), which standstill obligations limit the ability of CPPIB’s Active Equities group from, among other things, acquiring more than 9.99% of the Company’s Common Stock, or with the consent of the Company’s Board of Directors (the “Board”), more than 20% of the Company’s Common Stock. The standstill obligations further limit the ability of CPPIB’s Active Equities Group from taking certain other actions during the Standstill Period without the prior written consent of the Board, including effecting, causing or participating in any recapitalization, restructuring or other extraordinary transaction, acting alone or in concert with others to control or influence management, the Board or policies of the Company, or having discussions or entering into arrangements with any third parties with respect to any prohibited actions. The standstill obligations are subject to certain exceptions and qualifications as further described in the Shareholder Agreement.

The foregoing description of the Shareholder Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, among other things and subject to certain requirements and exceptions, the Company is obligated to effect registration of Registrable Securities if so requested by a Major Stockholder (as such terms are defined in the Registration Rights Agreement) with respect to all or part of any Registrable Securities owned by such Major Stockholder, including by means of a shelf registration statement, which may include an underwritten offering, provided that no such registration shall be required unless the Major Stockholder proposes to sell at least $50,000,000 of Registrable Securities and provided further that the Major Stockholder shall have the right to demand registration no more than two times in any 12-month period. The Registration Rights Agreement also provides for short-form registration on Form S-3 or any comparable or successor form if requested by a Major Stockholder and available to the Company, subject to a minimum of $50,000,000 proposed sale and provided further that the Major Stockholder shall have the right to demand short form registration no more than four times in any 12-month period. The Registration Rights

Agreement includes piggyback registration rights with respect to registrations by the Company in connection with the public offering of Common Stock for cash. The Registration Rights Agreement also includes customary obligations of the Company when effecting registrations pursuant to the Registration Rights Agreement, as well as indemnification and contribution obligations, in each case subject to certain qualifications and exceptions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

10.1	Shareholder Agreement, dated as of August 19, 2021, by and between Advanced Drainage Systems, Inc. and Canada Pension Plan Investment Board.

10.2	Registration Rights Agreement, dated as of August 19, 2021, by and between Advanced Drainage Systems, Inc. and Canada Pension Plan Investment Board.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: August 20, 2021	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary